                                  EXHIBIT 10.1


                           NOTE AND PLEDGE AGREEMENT


        NOTE AND PLEDGE AGREEMENT, dated as of June 26, 1996, between Robert E. Coghan (the "Maker") and HOLOPAK TECHNOLOGIES, INC., a Delaware corporation (the "Payee").


                             PRELIMINARY STATEMENT


        The Maker has purchased 12,764 shares of common stock, par value $0.01 per share, of the Payee (the "Shares"). The Maker has the right to purchase the Shares by delivering this Note and Pledge Agreement whereby the Maker promises, among other things, to pay the principal amount of $26,788.60 (the "Note") as partial payment of the purchase price of the Shares and to pledge to the Payee the Shares to secure the payment of the purchase price of the Shares (the "Pledge"). Under the terms of the Pledge, the Payee shall continue to hold the Pledged Securities (as defined below) until the termination of this Note and Pledge Agreement.

        NOW, THEREFORE, to induce the Payee to make a loan under this Note and Pledge Agreement and in consideration of the mutual covenants contained herein, the parties hereto, each intending to be legally bound hereby, covenant and agree as follows:

A.      Promissory Note.

        1. Terms. FOR VALUE RECEIVED, and intending to be legally bound, the Maker hereby promises to pay, in lawful money of the United States of America, which shall be legal tender for payment of public and private debts, without demand, defalcation, set off or deduction, to the order of Payee, at the address of the Payee, 9 Cotters Lane, East Brunswick, New Jersey 08816 or at such other place as the holder hereof shall from time to time designate in writing, the principal amount of twenty six thousand, seven hundred eighty eight dollars and 60/100 ($26,788.60),with interest on the unpaid principal balance from the date of this Note until paid at the annual rate of five percent (5%), calculated on the basis of a 360-day year consisting of twelve 30-day months. The principal amount and accrued interest shall be due and payable on the fifth anniversary of the date hereof.

        2. Prepayment. The Maker may prepay at any time all or part of the outstanding principal balance hereof without penalty at any time, provided that when making such prepayment the Maker pays all interest then accrued and all other sums then due hereunder. Partial prepayments shall be applied to reduce the principal indebtedness evidenced hereby, the amortization of the remaining principal to be revised appropriately.

        3. Default Interest. All sums not paid when due shall bear interest between the due date until the payment date at the rate that is five percent (5%) over the above-specified interest rate on the principal of this Note, or if such rate is usurious, the highest legal rate (the rate so determined is herein called the "Default Rate").

     4.   Deferral.   All sums due under this Note may be deferred the extent
necessary (based on an opinion of counsel to the Maker that is acceptable to the Payee) to avoid any violation of applicable rules and regulations of the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and any other regulatory authority and also to avoid any violation of the Delaware General Corporation Law that would result from repayment. Any amount deferred hereunder shall bear interest at the default Rate, with such interest payable quarterly.

     5.   Default.

          a. The Maker shall be in default hereunder upon the occurrence of any of the following events: (i) if the Maker fails to pay any interest or principal or any other sum due hereunder on the applicable due date therefor;
(ii) if any representation or warranty now or hereafter made by the maker or in connection with the debt evidenced by this Note or the Pledge is false or incorrect in any material respect and is not cured within 30 days of notice therefor; or (iii) the occurrence of any default under the Pledge (an "Event of Default").


          b. Upon the occurrence of an Event of Default by the Maker, which shall be continuing, the entire unpaid principal indebtedness of this Note, together with all interest accrued at the above specified rate until the date of such default and thereafter at the Default Rate, together with all other charges provided for herein, shall at the option of the holder of this Note, become due and payable immediately.


          c. Any right or remedy granted herein or in the Pledge is separate, distinct and cumulative and not exclusive of any other right or remedy granted herein or in the Pledge or provided by law or equity, and may be exercised concurrently, independently or successively by the holder hereof in such holder's discretion. Any forbearance on the part of any holder in exercising any such right or remedy. The holder hereof shall not be deemed by any act or omission to have waived any such right or remedy or any default by the Maker hereunder or under the Pledge unless such waiver is in writing and signed by the holder, and then only to the extent specifically set forth in the writing. Any such waiver of any right or remedy with respect to any other default by the Maker.


          d. The maker agrees to pay on demand all costs of collection, including without limitation reasonable attorneys fees, incurred by the holder hereof with respect to any default by the Maker hereunder. Such amounts, until paid by the Maker, shall be added to the principal hereof, bear interest at the Default Rate and be secured by the Pledge.

B.  Pledge Agreement

     1. Pledge of Stock. As collateral security for the punctual payment and performance of all existing and future indebtedness, obligations and other liabilities, absolute or contingent, direct or indirect, primary or secondary, of the Maker to the Payee of any nature whatsoever under this Note and Pledge Agreement (all of such indebtedness, obligations and liabilities of the Maker being hereinafter sometimes referred to collectively as the "Obligations"), the Maker hereby deposits with and pledges and hypothecates to the Payee for its benefit and grants to the Payee for its benefit and agrees that the Payee shall have a first security interest in and pledge of, the number of shares of Shares (the "Pledged Securities) of the Payee set forth below:


     Class of Security     Certificate Numbers(s)     Number of Shares Pledged
     -----------------     ----------------------     ------------------------

     Common                                           12,764






     2. Representations and Warranties of the Maker. The Maker represents and warrants to and agrees with Payee as follows:

            a. The Pledged Securities have been duly and validly pledged hereunder in accordance with all applicable laws, and the Maker warrants and covenants to defend the Payee's right, security interest and special property in and to the Pledged Securities against the claims and demands of all persons whomsoever. Except for the security interest created hereby in favor of the Payee, the Maker is the exclusive legal and equitable owner of, and has good title to, all of the Pledged Securities identified in Section 1 as being owned by the Maker, free and clear of all claims, liens, security interests and other encumbrances, and the Maker has the unqualified legal right to pledge the same hereunder. The security interest created hereby or intended so to be represents a valid, perfected first lien on and security interest in all of the Pledged Securities, and such security interest is superior and prior in right to the rights of all third persons. The parties acknowledge that no filings or recordings (including without limitation filings under the Uniform Commercial
Code) are necessary to be made under present law in order to perfect, protect and preserve the security interest of the Payee in the Pledged Securities created by this Note and Pledge Agreement or intended so to be. Notwithstanding the foregoing, the Maker makes no representations or warranties hereunder regarding any claims, liens, security interests or encumbrances created by or in favor of the Payee.

               b. The Maker and his representatives, successors and assigns, hereby irrevocably waive and release all preemptive, first-refusal and other similar rights of the Maker to purchase any or all of the Pledged Securities upon any sale thereof by the Payee hereunder, whether such right to purchase arises under the Certificate of Incorporation or any By-law of the Payee, by agreement, by operation of law or otherwise.

               c. All of the foregoing representations, warranties and agreements shall survive the execution and delivery of this Note and Pledge Agreement and the making of the loan hereunder.

         3. Representations and Warranties of the Payee. The Payee represents and warrants to the Maker that the Payee is transferring to the Maker good title to all of the Pledged Securities identified in Section 1, free and clear of all claims, liens, security interests and other encumbrances, and that the Payee has the unqualified legal right to transfer the same to the Maker.

        4. Reservation of Voting Rights. Upon the occurrence of an Event of Default that shall be continuing, the Payee shall, after a formal declaration of such default delivered to the Maker in accordance with the notice provisions of Section 9(e) of the Officer Subscription Agreement (but not before), be entitled to exercise any and all voting power with respect to the Pledged Securities. At all other times, the Maker shall be entitled to exercise as it deems appropriate, but in a manner consistent with the provisions of this Note and Pledge Agreement, all voting power with respect to the Pledged Securities.

        5. Additional Collateral Security. If upon the bankruptcy of the Maker any sum shall be paid upon or with respect to any of the Pledged Securities, such sum shall be paid over to the Payee to be held by the Payee as additional collateral security for satisfaction of the Obligations, or in the case of any cash amount paid over, the Maker may at its option elect to reduce the Obligations with such payment. If any stock dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any property shall be distributed upon or with respect to the Pledged Securities pursuant to any recapitalization or reclassification of the capital of the Payee or pursuant to a reorganization thereof, the shares or other property so distributed shall be delivered to the Payee to be held by it in pledge as additional collateral security for thee Obligations.

        6. Remedies in General. Upon the occurrence of an Event of Default that shall be continuing, the Payee shall have, without obligation to resort to other security or to seek recourse against any guarantor or other party secondarily liable, the right at any time and from time to time to sell, resell, assign and deliver, in the Payee's discretion, all or any of the Pledged Securities, in one or more parcels at the same or different times, and all right, title, interest, claim and demand therein and right of redemption thereof, at public or private sale, subject to the restrictions, if any, set forth in Section 7 hereof, for cash, upon credit or for immediate or future delivery, and at such price or prices and on such terms as the Payee may determine, the Maker hereby agreeing that upon any such sale any and all equity and right of redemption shall be automatically waived and released without any further action on the part of the Maker, and in connection therewith the Payee may grant options, all without any demand, advertisement or notice, all of which are hereby expressly waived. In the event of any such sale, the Payee shall, at least 15 days before the sale, give the Maker notice of its intention to sell, which notice the Maker acknowledges is reasonable. Upon each such sale, the Payee and the Maker may purchase all or any of the Pledged Securities being sold, free of any equity or right of redemption. The proceeds of each such sale shall be applied to the payment of all costs and expenses of every kind for sale or delivery, including reasonable compensation to the agents and attorneys of the Payee, and all other expenses, liabilities and advances made or incurred by the Payee in connection therewith, and after deducting such costs and expenses from the proceeds of sale, the Payee shall apply any residue to the payment of the Obligations in such order as the Payee may deem fit, the Maker remaining liable for any deficiency. The balance, if any, remaining after payment in full of the Obligations shall be paid over to the Maker.

        7. Right to Execute Endorsements. The Payee shall have the right, for and in the name, place and stead of the Maker and acting as its attorney-in-fact if necessary, to execute endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Pledged Securities whenever any such execution is required or permitted hereunder.

C.      Remedies, Termination, Waiver and Miscellaneous.

        1. Remedies Cumulative: Indemnities, etc. The rights, powers and remedies provided herein in favor of the Payee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other rights and remedies in favor the Payee existing at law or in equity, including without limitation all of the rights, powers and remedies available to a secured creditor under the Uniform Commercial Code as in effect in Delaware or any other appropriate jurisdiction. The Maker shall indemnify and save harmless the Payee from and against any and all liabilities, losses and damages that any of them may incur in the exercise or performance of any of its or their rights, powers or remedies set forth herein, provided, however, that the Maker shall have no obligation to indemnify any such indemnities against any liability, loss or damage resulting from such indemnitee's own gross negligence or bad faith.

        2. No Waiver: Amendments. No delay on the part of the Payee in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof or of any other option, power or right. None of the terms and conditions of this Note and Pledge Agreement may be amended, modified or waived orally but only in a writing signed by the Payee and the Maker.

        3. Termination of Agreement: Return of Collateral. Upon the full payment and performance of all of the Obligations, this Note and Pledge Agreement shall expire and the Maker (except to the extent otherwise contemplated hereby) shall be entitled to the return of all of the Pledged Securities and other property and cash held in pledge hereunder that have not been used or applied to the payment of the Obligations.

        4. Further Assurances: Immunities, etc. With respect to the Pledged Securities and any security interest of the Payee, the Maker shall file, record, make, execute and deliver all such acts, deeds, things, notices and instruments as may be necessary or desirable in the opinion of the Payee in order to vest more fully in and assure to the Payee the security interest in the Pledged Securities created hereby or intended so to be and the enforcement and realization of all of the benefits of the rights, remedies and powers of the Payee hereunder relating to the Pledged Securities. Without limiting the generality of the foregoing, if at any time hereafter, whether or not due to any change in circumstances (including without limitation any change in applicable law or any decision hereafter made by a court construing any applicable law), it is, in the opinion of counsel for the Payee, necessary or desirable to file or record this Note and Pledge Agreement or any financing statement or other instrument relating hereto, the Maker shall pay all fees, costs and expenses of such recording or filing and execute and deliver any instruments that the Payee may deem necessary or appropriate to make such filing or recording effective. The Maker hereby irrevocably appoints the Payee the attorney-in-fact of the Maker to perform, in the name of the Maker or the Payee or otherwise, any and all acts, including without limitation the signing and filing of financing statements and amendments thereto, that the Payee may deem necessary or appropriate to effect and continue the security interests created hereby or intended so to be or otherwise to preserve and protect the Pledged Securities and the security interest of the Payee therein, but nothing herein contained or otherwise shall require the Payee to take any such action. The duty of the Payee in respect of the Pledged Securities shall be strictly confined to one of reasonable care in the custody of the certificates therefor so long as they are in the custody of the Payee. Without limiting the generality of the preceding sentence, the Payee shall not be under any duty to anyone to send any notices, perform any services, vote, exercise any options or elections with respect to, pay any taxes or charges associated with, or otherwise take any action of any kind with respect,to, any of the Pledged Securities.

        5. Transfers Of Interest. Upon any assignment or other transfer by the Payee of any of the Obligations, the Payee may transfer its interest in the Pledged Securities, or any part thereof, to the assignee or transferee, who shall thereupon become vested with all the rights, remedies, powers, security interests and liens herein granted to the Payee in respect of the Pledged Securities or the transferred part thereof, subject, however, to the restrictions contained herein.

        6. Expenses. The Pledged Securities secure, and the Maker shall pay on demand, all reasonable expenses (including but not limited to reasonable attorneys' fees and costs for legal services, costs of insurance and payments of taxes or other charges) of, or incidental to, the custody, care, sale or realization on any of the Pledged Securities or in any way relating to the enforcement or protection of the rights of the Payee hereunder.

        7. Notices. All notices, requests, demands, directions, declarations and other communications provided for herein shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) three days after notice shall be deposited with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (i) if to the Maker, at the address specified for such party on the signature page hereof, and (ii) if to the Payee at 9 Cotters Lane, East Brunswick, New Jersey 08816. or (c) upon confirmation that notice shall have been received by fax at the fax number specified for such party with its address. Any party may change its address or fax number for notice purposes by giving advance notice hereunder to the other party in accordance with this Section 7.

        8. Governing Law: Consent to Jurisdiction, etc. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware. The Maker and the Payee hereby consent to the jurisdiction of the courts of the State of Delaware in any action or proceeding that may be brought against the Maker or the Payee under or in connection with this Note and Pledge Agreement or any of the transactions contemplated hereby or to enforce any undertaking contained herein, and if any such action or proceeding shall be brought against such party, it shall not raise any objection to such jurisdiction or to the laying of the venue thereof in the City of Wilmington. Service of process in any such action or proceeding may be duly effected upon the Maker or the Payee by service in accordance with the provisions of the Uniform Interstate and International Procedure Act as in effect in New Jersey.

        9.      Certain Waivers; Integration, etc.

                a. The Maker waives presentment for payment, demand, notice of nonpayment, notice of protest, protest and notice of dishonor of this Note, and all other notices in connection with the Pledge and the delivery, acceptance, performance, default or enforcement of the payment of this Note. The Maker further waives presentment for payment, protest, dishonor and notice of dishonor and of protest with respect to this Note and Pledge Agreement.

                b. The Maker hereby waives any and all present and future laws and rules of court exempting any of the Pledged Securities or any other property, real or personal, or any of the proceeds arising from any sale of such property, from attachment, levy, sale or execution, or providing for any stay of execution, appraisement, exemption from civil process or extension of time for payment.

                c. This instrument states the entire agreement of the parties concerning the subject matter hereof, and it is acknowledged that there are no customs, usages representations, or assurances referring to the subject matter, and no inducements leading to the execution or delivery hereof, other than those expressed herein.

        10. Miscellaneous. This Note and Pledge Agreement shall bind and inure to the benefit of the Maker and the Payee and their respective heirs, executors, administrators, personal representative, successors and assigns, except that the Maker shall not have the right to assign any of the Maker's rights hereunder or interest herein without the written consent of the Payee. No persons other than the Maker and the Payee and the respective assignees of the Payee are intended to be benefited hereby or shall have any rights hereunder, as third-party beneficiaries or otherwise. The Maker acknowledges that this Note and Pledge Agreement and the obligations of the Maker hereunder and the security interest created or intended to be created hereby have constituted, and were intended by the Maker to constitute, a material inducement to the Payee to enter into this Note and Pledge Agreement and make the loan contemplated hereby, knowing that the Payee will rely upon this Agreement. The Maker intends this to be a sealed instrument and to be legally bound hereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument. Any provision of this Note and Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction. Words of any gender herein shall include any other genders, and the singular shall include the plural and vice versa, whenever the same is necessary to produce a fair and meaningful construction.

        IN WITNESS WHEREOF, the Maker has executed this Note and Pledge Agreement, or has caused the same to be executed in its name, under seal and intending to be legally bound as of the day and year first written above.

                                        MAKER

                                               Robert E. Coghan
                                        -----------------------------
                                        Name:
                                               17 La Costa Court
                                               Skillman, NJ 08858
                                        ---------------------------------


                                        ---------------------------------
                                        Address

Barbara F. Dowling
- -----------------------------
BARBARA F. DOWLING                      HOLOPAK TECHNOLOGIES, INC.
Notary Public of New Jersey
My Comm. Expires Feb. 9, 2001
                                        By: David W. Jaffin
                                            -----------------------------
                                            Name:  David W. Saffin
                                            Title: Chief Financial Office